UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) March 12, 2007 (March 8, 2007)
                                                  ------------------------------

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-9334                                    13-3258160
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     (Commission File Number)              (IRS Employer Identification No.)


Two Trap Falls Road, Suite 402, Shelton, CT                06484
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 (Address of Principal Executive Offices)                (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of
---------      Directors; Appointment of Certain Officers; Compensatory
               Arrangements of Certain Officers

     On March 8, 2007, Baldwin Technology Company, Inc. (the "Company") announced that John P. Jordan, age 61, was appointed Vice President, Chief Financial Officer and Treasurer of the Registrant effective March 8, 2007.

     Details of this announcement are contained in the press release of the Company dated March 8, 2007, and filed with this Current Report on Form 8-K as
Exhibit 99.1, which is incorporated herein by this reference.

     In conjunction with Mr. Jordan's appointment, on March 8, 2007, the Company entered into an employment agreement with Mr. Jordan dated February 22, 2007 but effective March 8, 2007.

     In accordance with said employment agreement, the Company shall pay to Mr. Jordan, among other things, an annual base salary in the amount of $250,000, a sign-on bonus in the amount of $50,000, incentive compensation under the Company's Management Incentive Compensation Plan, and supplemental retirement benefits, all as more completely described in the agreement.

     The Company confirms, as required by regulations under the Securities Exchange Act of 1934, that (1) there is no family relationship between Mr. Jordan and any director or executive officer of the Company, (2) there was no arrangement or understanding between Mr. Jordan and any other person pursuant to which he was appointed as Vice President, Chief Financial Officer and Treasurer, and (3) there is no transaction between Mr. Jordan and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01      Financial Statements and Exhibits
---------

      (d)      Exhibits

                 10.01 Employment agreement dated February 22, 2007 between John P. Jordan and Baldwin Technology Company, Inc., effective March 8, 2007 (filed herewith).
                  99.1 Press release entitled "John Jordan named CFO of Baldwin" dated March 8, 2007 and issued by the Company on March 8, 2007 (filed herewith).

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                BALDWIN TECHNOLOGY COMPANY, INC.
                                        (Registrant)


                                By:  /s/ Leon Richards
                                    --------------------------------------------
                                    Name: Leon Richards
                                    Title: Controller (Chief Accounting Officer)


Dated: March 12, 2007

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